UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 4, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street,
Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

Delaware County Shareholder Litigation

On March 4, 2013, the United States District Court for the District of Massachusetts issued an order denying the plaintiff’s, Delaware County Employees Retirement Fund, motion filed in connection with the previously disclosed action, or the Delaware County Action, filed in the United States District Court for the District of Massachusetts titled Delaware County Employees Retirement Fund v. Portnoy, et al., Case No. 1:13-cv-10405-DJC, requesting that the court, among other things, enjoin CommonWealth REIT, or the Company, and its Board of Trustees from consummating its previously announced equity offering and tender offer.  The Company expects to close the equity offering on March 5, 2013 as previously announced.

For further information on the Delaware County Action, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 1, 2013.

Corvex/Related Matters

Also on March 4, 2013, the United States District Court for the District of Massachusetts issued an order denying the motion of Corvex Management LP, or Corvex, and Related Fund Management, LLC, or Related, filed in connection with the previously disclosed action filed in the United States District Court for the District of Massachusetts titled Corvex Management LP, et al., v. CommonWealth REIT, et al., Case No. 1:13-cv-10405-DJC, or the Corvex/Related Complaint, against the Company and its Board of Trustees requesting that the court, among other things, enjoin the Company and its Board of Trustees from consummating its previously announced equity offering.

The Company previously reported that on February 26, 2013, Corvex and Related jointly filed a Schedule 13D with the Securities and Exchange Commission, which filing was amended by them on February 27, 2013.

On March 4, 2013, Corvex and Related further amended the Schedule 13D to disclose (i) a letter from Corvex and Related to the Company’s Board of Trustees, dated February 27, 2013, which was attached as an exhibit to the Schedule 13D, as amended, regarding what they described as their proposal to acquire all of the outstanding shares of the Company, (ii) the Corvex/Related Complaint, previously disclosed and attached to the Company’s Current Report on Form 8-K filed on March 4, 2013 and (iii) a press release issued by Corvex and Related on March 4, 2013, or the March 4 Release, announcing, among other things, the filing of the Corvex/Related Complaint.

For reference, a copy of the March 4 Release is attached as Exhibit 99.1 hereto. The Schedule 13D, as amended, its exhibits and the attachments referred to in this Current Report on Form 8-K were not prepared by the Company, and the Company does not endorse or confirm, and is not responsible for, any of their content.  The Schedule 13D, its exhibits and the attachments are the responsibility of Corvex and Related.

Other Litigation

On March 4, 2013, the Company became aware that a complaint was filed in the Circuit Court for Montgomery County, State of Maryland, by William Gore, derivatively on behalf of the Company, against current and former trustees of the Company, certain officers of the Company and the Company, as nominal defendant, seeking numerous types of relief in connection with the equity offering.  The Company is currently reviewing the complaint, which appears to make allegations similar to some of those contained in complaints previously reported by the Company that have been filed against the named defendants or others.

Press Release

On March 4, 2013, the Company issued a press release relating to the denial of motions in connection with the Delaware County Action and the Corvex/Related Complaint, a copy of which is filed as Exhibit 99.2 and is incorporated by reference herein.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL. FOR EXAMPLE:

•                  THIS CURRENT REPORT REFERS TO THE SALES OF COMMON SHARES IN THE

EQUITY OFFERING. THE CLOSINGS OF THESE SALES ARE SUBJECT TO VARIOUS CONDITIONS.  IF THESE CONDITIONS ARE NOT SATISFIED, THESE SALES MAY NOT CLOSE. IN ADDITION, LITIGATION HAS BEEN COMMENCED AGAINST THE COMPANY SEEKING, AMONG OTHER THINGS, TO RESCIND THE EQUITY OFFERING SHOULD IT BE COMPLETED. THERE CAN BE NO ASSURANCE THAT THE EQUITY OFFERING WILL BE CONSUMMATED, THAT IT WILL NOT BE DELAYED OR THAT THE TERMS WILL NOT CHANGE.

•                  THIS CURRENT REPORT REFERS TO THE COMPANY’S TENDER OFFER TO PURCHASE SENIOR NOTES.  THE TENDER OFFER IS SUBJECT TO THE COMPLETION OF THE EQUITY OFFERING.  THE COMPANY MAY PURCHASE FEWER SENIOR NOTES, TERMS OF THE TENDER OFFER MAY CHANGE OR THE TENDER OFFER MAY BE TERMINATED.  FURTHER, LITIGATION HAS BEEN COMMENCED AGAINST THE COMPANY TO, AMONG OTHER THINGS, ENJOIN ITS CONSUMMATION OF THE TENDER OFFER.

•      THIS CURRENT REPORT STATES THAT THE MOTIONS IN THE DELAWARE COUNTY ACTION AND RELATING TO THE CORVEX/RELATED COMPLAINT HAVE BEEN DENIED.  AN IMPLICATION OF THESE STATEMENTS MAY BE THAT THE COURT PROCEEDINGS HAVE BEEN COMPLETED, OR THAT THE COMPANY WILL PREVAIL IN THESE LITIGATIONS.  BOTH OF THESE LITIGATIONS AND OTHER LITIGATION BROUGHT OR WHICH MAY IN THE FUTURE BE BROUGHT AGAINST THE COMPANY OR ITS TRUSTEES OR OFFICERS ASSERT OR MAY ASSERT ADDITIONAL CLAIMS RELATED OR UNRELATED TO THE EQUITY OFFERING AND TENDER OFFER, AND THE COMPANY CAN PROVIDE NO ASSURANCES REGARDING THE FINAL OUTCOMES OF THESE LITIGATIONS. LITIGATIONS SOMETIMES PRODUCE UNEXPECTED RESULTS AND THEY COULD BE COSTLY AND COULD DIVERT THE TIME AND ATTENTION OF THE COMPANY’S MANAGEMENT FROM THE OPERATIONS OF ITS BUSINESS.

FOR THESE REASONS, AMONG OTHERS, INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press Release issued by Corvex and Related on March 4, 2013
99.2	Press Release issued by the Company on March 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Date:  March 4, 2013